                          LIBERTY ASSET ALLOCATION FUND

                           SUPPLEMENT TO PROSPECTUSES
                 FOR CLASS A, B AND C SHARES AND CLASS Z SHARES
                            DATED NOVEMBER 18, 2002


The section MANAGING THE FUND; PORTFOLIO MANAGERS is revised as follows:

MICHAEL T. KENNEDY, a vice president of Fleet, has replaced David Lindsay as a co-manager of the Fund effective November 18, 2002. Mr. Kennedy manages the fixed income portion of the Fund. Mr. Kennedy also is a senior vice president of Stein Roe & Farnham Incorporated, an affiliate of Fleet, where he has been employed since 1987 and has managed various investment portfolios. A chartered financial analyst and a chartered investment counselor, he received his B.S. degree from Marquette University and his M.M. degree from Northwestern University.


704-36/933L-1102                    November 18, 2002



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                       LIBERTY SMALL COMPANY EQUITY FUND

                     SUPPLEMENT TO CLASS Z PROSPECTUS DATED
                                NOVEMBER 18, 2002


The section MANAGING THE FUND; PORTFOLIO MANAGER is revised in its entirety as follows:



WILLIAM M. GARRISON, Vice President of Fleet, has replaced Stephen D. Barbaro, as manager for the Fund as of June 2002. Mr. Garrison is also a Senior Vice President of Stein Roe & Farnham Incorporated, an affiliate of Fleet, where he has been employed since 1989 and has managed various investment portfolios since 1998.


725-36/932L-1102                     November 13, 2002